UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-21031

ACP Strategic Opportunities Fund II, LLC

(Exact name of registrant as specified in charter)

150 N. Radnor Chester Rd., C-220
Radnor, PA 19087

(Address of principal executive offices) (Zip code)

Gary E. Shugrue
Ascendant Capital Partners LP
150 N. Radnor Chester Rd., Suite C-220
Radnor, PA 19087

(Name and address of agent for service)

Registrant's telephone number, including area code: (610) 688-4180

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ACP Strategic Opportunities
Fund II, LLC

Financial Statements as of and for
the Year Ended December 31, 2011
and Report of Independent Registered
Public Accounting Firm

ACP Strategic Opportunities Fund II, LLC

2011 Overview

Strategy Objective

The ACP Strategic Opportunities Fund II, LLC (“the Master Fund”) seeks capital appreciation through investments focused in long/short equity hedge funds. The main objective is to generate long-term absolute returns similar to those of stocks, but with significantly less volatility. In general, the Master Fund will maintain a net positive exposure to equity markets, though that exposure will vary based on tactical decisions and underlying manager objectives. The Master Fund seeks to generate returns that are not highly correlated with traditional stock investments, thereby providing investors with an opportunity for improved diversification of their overall portfolios.

Performance Review

2011 was a challenging year for most investment strategies, particularly hedged equity. Although the markets closed fairly flat for the year, the ride getting there was anything but. The sharp, short-term, highly correlated and “yo-yo like” swings in the equity market made for a treacherous environment. In some ways 2011 was tougher than the financial market meltdown year of 2008.

During the fourth quarter of 2011, the ACP Strategic Opportunities Fund II, LLC gained 0.43% net of fees. This compares to gains in the S&P 500 and Russell 2000 of 11.82% and -0.85% respectively. For the full year the Fund lost -5.25% compared to advances in the S&P 500 of 2.11% and a loss of -4.18% in the Russell 2000. Since inception April 2002, the ACP Strategic Opportunities Fund II’s cumulative return has been 42.50% compared to respective gains in the S&P 500 and Russell 2000 of 33.0% and 66.1%. Importantly, during this period, the Fund’s volatility has been 70% less than the S&P 500’s and 77% less than that of the Russell 2000.

On the following page, we have included some facts and charts about the year provided by the Wall Street Journal. As you can see, it was a very volatile year but also one where most stocks tended to move in the same direction based on the crisis du jour. There were sixty days last year where the S&P 500 moved two percent or more (in 2005, for comparison, there were none). I am old enough to remember October 16, 1987, the first time in history the DJIA moved more than 100 points in one day. Last year it moved more than 200 points….37 times! Correlations among individual stocks reached levels rarely seen over the past 80 years. Grant’s Interest Rate Observer notes that since the creation of the S&P 500 Index in 1926, there have only been 11 days when more than 490 of the 500 stocks in the index moved in the same direction. Six of those 11 days have occurred since July of 2011.

Exacerbating the volatility and the high correlation among stocks was the exodus from equity mutual funds during the year. A recent WSJ article estimated that U.S.-stock mutual funds saw withdrawals of over $100 billion during 2011. Large redemptions like this can cause indiscriminate selling which generally has a more negative effect on many of the small/mid capitalization stocks where our managers tend to invest.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

The extreme volatility led our underlying fund managers to reduce exposures during the second half of 2011. The ACP Strategic Opportunities Fund’s gross exposure went from 150% in April to 110% in September and ended the year at a little over 120%. The Fund’s net exposure has stayed consistently in the low to mid +20% range. Each of our underlying managers is trying to adapt to the severe volatility. This has required them to be a little more patient and use this volatility to their advantage rather than having it dictate their decisions. In addition, our managers are seeking ideas which rely more on secular, macro-independent events and trends, which are less likely to be influenced by highly correlated markets.

For the year, the Fund’s worst performing manager detracted 0.82% from its performance while the best performing manager added 0.70%. More than half of our managers had losses during the year, which surprisingly, is a higher percentage than we experienced in 2008. In most cases, the losses were not large but the highly correlated environment made it extremely difficult to generate returns. Overall, it was one of the most difficult years we have seen for hedged equity managers to add alpha through stock selection. We ended the year with nineteen managers in our fund; the smallest representing 1.25% of our assets and the largest being 8.02%.

Our two best performing managers for the year maintained market-neutral exposures. One was up 16.93% for the year and focuses on the technology sector, while the other was up 10.71% and invests in small/mid capitalization growth stocks. Our worst performing underlying fund for 2011 was an event-driven driven manager with a long-bias who lost 14.76%. The second worst fund (-13.46%) was also long-biased and is invested solely in the international emerging market sector which was down more than 20% in 2011.

We recently have added three new hedge fund managers to our portfolio. The first, which was added in November, has net long exposures of 0% to 50% and uses earnings surprise as his primary source for new ideas. The other two were added on January 1, 2012. One is a market neutral manager who focuses on the energy, technology, resources, and food & water sectors. The other is a TMT (technology, media & telecommunication) focused manager whose net exposure will be more variable -20% to +100%. This particular manager comes from, and is backed by, a very well known hedge fund manager with a 20+

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

year track record. We started all of these funds with a small investment which we should increase over time.

We continue to be on the look-out for talented managers that can add performance and diversity to our portfolio. There is no shortage of new entrants into our industry and we are kept busy trying to assure that we have the best talent available on our team. Our strategy is fairly simple---- strive to achieve consistent returns across market cycles while lessening market risk and mitigating other factor risks.  We do this through vigilant research, meaningful diversification, active analysis and risk management of talented long-short equity managers around the world.

Our assets under management continued to grow in 2011 (+30%) and we now have over 370 clients in our Fund. We are proud to say that, despite starting from a very small base, our assets have increased every year since our inception in 2002. There are very few firms that have managed to grow each year during this difficult decade for the financial markets. We remain tenaciously committed to this Fund and our strategy and look forward to better markets and continued growth in the future. March 31, 2012 will mark the ACP Fund’s 10th year anniversary.

Outlook for 2012

Rather than the direction of the overall equity markets in 2012, our biggest concern remains the record high correlations among stocks and whether it will continue. The bi-polar, risk-on/risk-off mentality that has characterized trading over the last two years has made it difficult for a strategy like ours which depends on stock-picking rather than market timing. As we have mentioned many times in the past, we believe that stock selection is a repeatable skill while market timing is not.

It is our view that, over time, stocks prices are driven by the underlying fundamentals of each individual company. Capital will flow towards the firms that are doing well and away from those that are not. This is how our system works. To believe that all stocks are equal and should trade according to their weighting within a particular equity index contradicts history, despite recent activity. Also, it is important to understand that when all stocks are treated indiscriminately, multiple opportunities are created on both long and short sides of the market. It is our manager’s mandate to indentify these opportunities so as to generate attractive returns in a risk-controlled manner.

The volatility that occurred in 2011 was severe and chased a lot of investors away from the stock market. While there are reasons to expect more volatility in 2012, equity markets rarely discount the same event twice and in 2011, they discounted quite a lot (tsunami and nuclear meltdown in Japan, double-dip recession, debt default by the U.S., loss of U.S. AAA credit rating, Euro-zone breakup). Our expectations are for a more muted and discriminating market environment this year. A lot of the panic selling has already occurred which often leads to a more sedate market where the focus returns to individual stocks.

On a longer term basis, we believe that the secular deleveraging that started a few years ago still has a way to go. This will mean moderate overall economic growth and low interest rates until this debt overhang is reduced. In such an environment, we believe that the long/short equity strategy can be a valuable part of investors’ asset allocations. We have been operating in such an environment since our inception in 2002 and have managed to deliver what we feel are reasonable risk adjusted returns.

We hope this letter has provided you with some insights into our strategy and thoughts on the current environment. If you have any questions or would like to discuss some of the thoughts in this letter, please contact us. We welcome your calls and remain committed to being as transparent as possible with regard to how we manage your money.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

Thank you for this opportunity to be of service.

All the best,

Gary E. Shugrue

President and Chief Investment Officer

Ascendant Capital Partners, LP

Performance shown for the previously mentioned strategy is net of all expenses charged to shareholders. Performance numbers for the indices shown do not reflect the deduction of fees; it is not possible to invest in any particular index. Information regarding the strategy set forth herein, including discussions regarding performance and Ascendant’s investment strategies, are qualified by reference to the Private Placement Memorandum. The memorandum contains important information about fees and expenses, as well as risks associated with an investment in the strategy. Please read it carefully before you invest or send money. This Fund may not be suitable for all investors. Past performance is no guarantee of future results and investors may suffer losses in connection with an investment in the strategy.

The ACP Strategic Opportunities Strategy is available only to investors who are “accredited investors” under Regulation D promulgated by the SEC under the Securities Act of 1933. Each investor must also have a net worth of $2 million or more, subject to certain exceptions. Each investor must have such knowledge and experience in financial and business matters that such investor is capable of evaluating the merits and risks of this investment and must be able to bear the economic risks of this investment. Not FDIC Insured - NO Bank Guarantee - May Lose Value

The indices illustrated herein are unmanaged indices. You cannot invest in an index. Index returns do not reflect the impact of any management fees, transaction costs or expenses. The index information seen here is for illustrative purposes only, and is not reflective of the performance of Ascendant Capital Partner Funds. The S&P 500 Index is an unmanaged index composed of U.S. Large Cap Stocks with a market capitalization of $3 billion or more. The Russell 2000 Index is composed of U.S. Small Cap Stocks. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 2000 includes the smallest 2000 securities in the Russell 3000. ¹Refers to the HFRX Equity Hedge Index. This index is comprised of all L/S equity hedge funds. The HFRX Indices are a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies.

Standard Deviation measures the dispersal or uncertainty in a random variable (in this case, monthly investment returns).  It measures the degree of variation of returns around the mean (average) return.  The higher the volatility of the investment returns, the higher the standard deviation will be.  For this reason, standard deviation is often used as a measure of investment risk.

Sharpe Ratio is a return/risk measure.  Return (numerator) is defined as the incremental average return of an investment over the risk free rate.  Risk (denominator) is defined as the standard deviation of the investment returns.  Beta is the slope of the regression line. Beta measures the risk of a particular investment relative to the market as a whole (the “market” can be any index or investment you specify).  It describes the sensitivity of the investment to broad market movements.  For example, in equities, the stock market (the independent variable) is assigned a beta of 1.0.  An investment which has a beta of .5 will tend to participate in broad market moves, but only half as much as the market overall.

Risk Factors

•	Hedge funds generally offer less liquidity than other investment securities, and are generally not subject to regulation under the U.S. federal securities laws.
•	Hedge funds are often dependent for their success upon the efforts of one or a relatively few number of individuals.
•	Hedge funds typically offer only periodic redemptions, and there is generally no secondary market for investors to access for liquidity purposes.

Funds that invest in hedge funds, such as those managed by Ascendant, present additional considerations for investors:

•	These funds are dependent upon the ability of their advisers to select and hold individual hedge funds.
•	Investors in these funds cannot readily sell or dispose of their interests in the secondary market, and may look only to the funds for periodic (and, possibly, limited) liquidity.
•	The fund of funds structure adds additional fees and expenses, which can materially impact an investor’s returns.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

ACP Strategic Opportunities Fund II, LLC

As of and for the year ended December 31, 2011

Table of contents

Page

Report of Independent Registered Public Accounting Firm	1

Schedule of Investments	2

Statement of Assets, Liabilities and Members' Capital	3

Statement of Operations	4

Statements of Changes in Members' Capital	5

Statement of Cash Flows	6

Financial Highlights	7

Notes to Financial Statements	8-20

Board of Directors (unaudited)	21-23

Fund Management (unaudited)	24

Other Information (unaudited)	25-26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and Board of Directors of

ACP Strategic Opportunities Fund II, LLC

We have audited the accompanying statement of assets, liabilities and members’ capital of ACP Strategic Opportunities Fund II, LLC (the "Master Fund"), including the schedule of investments, as of December 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the Master Fund’s custodian and Underlying Funds’ investment managers or administrators. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACP Strategic Opportunities Fund II, LLC as of December 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, the financial statements include investments in Underlying Funds, valued at $71,078,475 (94.9% of members’ capital) as of December 31, 2011, whose fair values have been estimated by management in the absence of readily determinable fair values. Management’s estimates are based on information provided by the investment managers of the Underlying Funds.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
February 27, 2012

ACP Strategic Opportunities Fund II, LLC

Schedule of Investments - December 31, 2011

Investments	Percentage of Members' Capital	Fair Value
Underlying Funds - Long/Short Equity #^

Consumer
Charter Bridge Capital Partners, LLC (cost $5,000,000)	6.3%	$4,687,613

Emerging Markets
Prince Street Fund LP (cost $3,500,000)	4.1%	3,086,014

Event Driven
Cooper Creek Partners LLC (cost $4,500,000)	5.6%	4,182,728

Financial Services
Castine Partners, LP (cost $2,500,000)	5.0%	3,781,158	***

Global Equity
Long Oar Global Partners, LP (cost $1,500,000)	2.0%	1,502,638	***

Global Growth
Concourse Capital Partners, L.P. (cost $4,500,000)	5.5%	4,112,840

Healthcare
CCI Healthcare Partners, L.P. (cost $3,000,000)	4.3%	3,194,892
Expo Health Sciences Fund, L.P. (cost $4,000,000)	4.9%	3,712,840	***
	9.2%	6,907,732

Industrial/Energy
Sonterra Capital Partners, LP (cost $4,500,000)	6.0%	4,517,833

Latin America
Tree Capital Equity Fund I, LP (cost $3,000,000)	3.9%	2,882,236

Quantitative
Lightbox Partners, LP (cost $4,000,000)	5.1%	3,789,154

Small Cap Growth
Akahi Fund II, L.P. (cost $5,500,000)	7.5%	5,605,920
Bluefin Investors, L.P. (cost $4,000,000)	6.7%	4,991,746
G2 Investment Partners LP (cost $1,000,000)	1.3%	956,540
Tessera QP Fund, L.P. (cost $4,000,000)	6.0%	4,535,159
	21.5%	16,089,365

Small/Mid Cap Value
Rivanna Partners, L.P. (cost $3,500,000)	5.2%	3,900,364

Technology
Brightfield Partners, L.P. (cost $2,190,000)	4.1%	3,106,845
CCI Technology Partners, L.P. (cost $5,000,000)	7.4%	5,533,201
Shannon River Partners II LP (cost $3,000,000)	4.0%	2,998,754
	15.5%	11,638,800

Total Underlying Funds - Long/Short Equity (cost $68,190,000)	94.9%	71,078,475

Short-Term Investments

Federated Treasury Obligations Fund 0.01% ** (cost $5,417,818)	7.3%	5,417,818

Total Short-Term Investments (cost $5,417,818)	7.3%	5,417,818

Total Investments (cost $73,607,818)*	102.2%	$76,496,293

Other Assets and Liabilities	-2.2%	(1,620,539)

Members' Capital	100.0%	$74,875,754

# - Non-income producing securities
^ - Securities in private placement transactions and as such are restricted as to resale. Total cost and fair value of restricted securities as of December 31, 2011 was $68,190,000 and $71,078,475 respectively.
* - Cost for Federal income tax purposes approximates the amount for financial statement purposes.
** - The rate shown is the annualized 7-day yield as of December 31, 2011.
Net unrealized appreciation (depreciation) as computed for federal income tax purposes consists of:

Gross Unrealized Appreciation	$4,979,756
Gross Unrealized Depreciation	(2,091,281)
Net Unrealized Appreciation	$2,888,475

*** The Underlying Fund has all or a portion of the fair value classified as level 3 due to a lock up period.

The Liquidity provisions of each Underlying Fund are described in the notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Assets, Liabilities and Members' Capital
December 31, 2011
Assets:
Investments in underlying funds, at fair value	$71,078,475
(cost, $68,190,000)
Investments in short-term investments	5,417,818
(cost, $5,417,818)
Receivables:
Redemption from underlying fund	740,411
Due from affiliates	3,681
Dividends	40
Investments funded in advance	2,000,000
Other assets	21,289

Total assets	79,261,714
Liabilities:
Contributions received in advance	2,085,000
Withdrawals payable	1,173,555
Due to prime broker	1,030,984
Accrued expenses:
Professional fees	67,459
Accounting and administration fees	5,000
Custody fees	1,588
Other accrued expenses	22,374

Total liabilities	4,385,960
Members' capital	$74,875,754

Members' capital
Represented by:
Capital contributions (net)	$70,078,771
Accumulated net investment loss	(5,250,636)
Accumulated net realized gain on investments	7,159,144
Net unrealized appreciation on investments	2,888,475

Members' capital	$74,875,754

Units Outstanding (100,000,000 units authorized)	5,246,813

Net Asset Value per Unit (offering and redemption price per unit)	$14.27

The accompanying notes are an integral part of these financial statements

ACP Strategic Opportunities Fund II, LLC

Statement of Operations
Year ended December 31, 2011
Investment Income
Dividends	$336

Total investment income	336
Expenses
Investment management fees	714,121
Board of Directors' and officer's fees	115,000
Accounting and administration fees	112,118
Professional fees	109,232
Research fees	70,414
Insurance expense	19,633
Custody fees	10,035
Other expenses	39,721

Total expenses	1,190,274
Net investment loss	(1,189,938)
Realized and unrealized gains (losses) from investments
Net realized gains from investments in underlying funds	1,465,867
Net increase in unrealized depreciation on investments in underlying funds	(4,652,946)

Net realized and unrealized gains (losses) from investments	(3,187,079)
Net decrease in members' capital resulting from operations	$(4,377,017)

The accompanying notes are an integral part of these financial statements

ACP Strategic Opportunities Fund II, LLC

Statements of Changes in Members' Capital

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Members' capital - beginning of year	$59,108,767	$37,113,344
Capital contributions	26,609,705	33,617,176
Capital withdrawals	(6,465,701)	(13,023,710)
Net investment loss	(1,189,938)	(983,811)
Net realized gains from investments in underlying funds	1,465,867	2,305,707
Net increase in unrealized appreciation (depreciation) on investments in underlying funds	(4,652,946)	80,061

Members' capital - end of year	$74,875,754	$59,108,767

The accompanying notes are an integral part of these financial statements

ACP Strategic Opportunities Fund II, LLC

Statement of Cash Flows
Year ended December 31, 2011
Cash flows from operating activities:
Net decrease in members' capital resulting from operations	$(4,377,017)
Adjustments to reconcile net decrease in members' capital resulting from operations to net cash used in operating activities:
Net realized gains from investments in underlying funds	(1,465,867)
Net increase in unrealized depreciation on investments in underlying funds	4,652,946
Cost of investments in underlying funds purchased	(32,000,000)
Proceeds from redemptions of investments in underlying funds	16,465,867
Net purchase of Short-term investments	(1,578,938)
Redemption from underlying fund	(663,654)
Receivable from Investment Manager	55,334
Due from affiliates	(281)
Dividends	10
Investments funded in advance	(1,000,000)
Other assets	(8,596)
Due to prime broker	1,030,984
Professional fees	(14,541)
Accounting and administration fees	(7,748)
Custody fees	247
Other accrued expenses	7,368

Net cash used in operating activities	(18,903,886)
Cash flows from financing activities:
Capital contributions received (net of change in contributions received in advance)	28,104,705
Capital withdrawals paid (net of change in withdrawals payable)	(9,200,819)

Net cash provided by financing activities	18,903,886

Net change in cash	-

Cash at beginning of year	-

Cash at end of year	$-

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Financial Highlights

	For the Year Ended December 31,
	2011	2010	2009	2008	2007
NET ASSET VALUE, Beginning of Year	$15.06	$14.71	$13.27	$14.68	$13.07

INVESTMENT OPERATIONS
Net investment loss (a)	(0.25)	(0.31)	(0.27)	(0.31)	(0.25)
Net realized and unrealized gain (loss)
from investments in Underlying Funds	(0.54)	0.66	1.71	(1.10)	1.86
Total from investment operations	(0.79)	0.35	1.44	(1.41)	1.61

NET ASSET VALUE, End of Year	$14.27	$15.06	$14.71	$13.27	$14.68

TOTAL RETURN	(5.25)%	2.38%	10.85%	(9.60)%	12.32%

RATIOS / SUPPLEMENTAL DATA
Members' Capital at end of reporting period (000's omitted)	$74,876	$59,109	$37,113	$35,622	$37,450

Ratios to Average Net Assets:
Net investment loss	(1.67)%	(2.04)%	(1.94)%	(2.19)%	(1.83)%
Expenses, net of reimbursements/waiver of fees	1.67%	2.04%	1.95%	2.29%	2.17%
Expenses, excluding reimbursements/waiver of fees	1.67%	2.04%	1.95%	2.29%	2.38%

PORTFOLIO TURNOVER RATE	25%	16%	16%	19%	12%

(a) Calculated using average shares outstanding during the year.

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

1.	Organization and Investment Objective

ACP Strategic Opportunities Fund II, LLC (the “Master Fund”) is a Delaware limited liability company that is a non-diversified, closed-end management investment company with a continuous offering period, registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Its units of beneficial interest (“Units”) are not registered under the Securities Act of 1933, as amended. The Master Fund’s investment objective is to achieve an absolute return in excess of the long-term return of the U.S. equity market. It attempts to achieve this objective through the allocation of its assets among a select group of non-registered investment funds (the “Underlying Funds”). The Investment Manager (as defined below) invests the Master Fund’s assets in Underlying Funds whose investment style is primarily opportunistic and that are believed to be able to generate above average returns while maintaining strict risk controls in order to keep losses to a minimum, as well as short-term investments whose goal is to return nominal interest income while maintaining the full principal amount of the investment.

Ascendant Capital Partners, LP, a Delaware limited partnership, serves as the investment manager (“Investment Manager”) to the Master Fund. The Master Fund has entered into an investment management agreement with the Investment Manager (“Investment Management Agreement”), pursuant to which the Investment Manager is responsible for formulating a continuing investment program for the Master Fund. The Investment Manager is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Responsibility for the overall management and supervision of the operations of the Master Fund is vested in the individuals who serve as the Board of Directors of the Master Fund (the “Board”).

2. Significant Accounting Policies

Basis of Presentation

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

Investment Valuation – Investments in Underlying Funds

The Master Fund values interests in the Underlying Funds at fair value, which ordinarily is the net asset value determined by their respective investment advisors, in accordance with procedures established by the Board. Investments in Underlying Funds are subject to the terms of the Underlying Funds’ offering documents. The Master Fund values its investments in Underlying Funds in accordance with GAAP, which permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the net asset value of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the net asset value. Valuations of the Underlying Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Underlying Funds’ managers as required by the Underlying Funds’ offering documents. If the Investment Manager determines that the most recent value reported by the Underlying Fund does not represent fair value or if the Underlying

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2. Significant Accounting Policies (continued)

Investment Valuation – Investments in Underlying Funds (continued)

Fund fails to report a value to the Master Fund, a fair value determination is made under procedures established by and under the general supervision of the Board. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material. Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Master Fund’s members’ capital if the judgments of the Board, the Investment Manager or investment advisors to the Underlying Funds should prove incorrect. Investment advisors to the Underlying Funds only provide determinations of the net asset values of Underlying Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Master Fund more frequently. The interests in the Underlying Funds in which the Master Fund invests or plans to invest are generally illiquid. Level 2 investments are more liquid since the Investment Manager has the ability to pay an early redemption fee or the Underlying Fund does not have a lock up period. Level 3 investments are illiquid due a lock up period with no ability to pay an early redemption fee. The Master Fund may not be able to dispose of Underlying Fund interests that it has purchased due to lock up periods specific to the Underlying Funds. As of December 31, 2011, these investments, valued at $71,078,475, represented approximately 94.9% of the members’ capital of the Master Fund.

The Master Fund also invests excess cash in the Federated Treasury Obligations Fund, an open-end money market fund that is valued at fair value. The fair value is based on the published net asset value of the fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open.

In accordance with GAAP, fair value is defined as the price that the Master Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP follows a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – Quoted prices in active markets for identical investments.
•	Level 2 – Other significant observable inputs (including, but not limited to quoted prices for similar investments, interest rates, prepayment speeds, or credit risk, ability to redeem in the near term from the Underlying Funds).

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2. Significant Accounting Policies (continued)

Investment Valuation – Investments in Underlying Funds (continued)

•	Level 3 – Significant unobservable inputs (including the Master Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Master Fund’s investments carried at value:

Valuation Inputs	Investments
Level 1 – Quoted Prices	$5,417,818
Level 2 – Other Significant Observable Inputs	68,199,610
Level 3 – Significant Unobservable Inputs	2,878,865

Total	$76,496,293

For the year ended December 31, 2011, there were no transfers between Level 1 and 2.

Transfers of investments in and or out of Level 3 were measured using fair values determined as of the end of the lock up period.

Transfers of investments in and or out of Level 3 were generally the result of a change in the fund’s ability to redeem its interest within the near term.

See the Schedule of Investments for further detail on the industry/strategy of the Underlying Funds.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2. Significant Accounting Policies (continued)

Investment Valuation – Investments in Underlying Funds (continued)

The following table presents additional information about Level 3 assets measured at fair value. Any investment that is subject to a lock up period with no ability to pay an early redemption fee is classified as Level 3.

Changes in Level 3 assets measured at fair value for the year ended December 31, 2011 were as follows:

	Beginning Balance January 1, 2011	Realized & Unrealized Gains (Losses) (a)	Gross Purchases	Gross Sales	Net Transfers In and/or (Out) of Level 3	Ending Balance December 31, 2011	Change in Unrealized Gains (Losses) for Investments still held at December 31, 2011 (b)
Assets

Investments in underlying funds, at fair value	$3,647,931	$(154,191)	$2,500,000	$-	$(3,114,875)	$2,878,865	$(130,601)

(a)	Realized and unrealized gains and losses are all included in net realized gains from investments in underlying funds and net increase in unrealized depreciation on investments in underlying funds in the Statement of Operations.
(b)	The change in unrealized gains (losses) for the year ended December 31, 2011 for investments still held at December 31, 2011 are reflected in net increase in unrealized depreciation on investments in underlying funds in the Statement of Operations.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2. Significant Accounting Policies (continued)

Net Asset Valuation

The Master Fund will calculate the net asset value per Unit in U.S. dollars as determined as of the close of business of the NYSE, (generally 4:00 p.m. Eastern Time) on the last business day of each Allocation Period (as defined in Note 3), unless the calculation of the net asset value has been suspended.

Investment Transactions and related Investment Income

Investment transactions are accounted for on a trade-date basis. Realized gains and losses on investment transactions are recorded on an identified-cost basis. Interest is recognized on the accrual basis. Dividends are recognized on the ex-dividend date.

Master Fund Level Expenses

The Investment Manager had agreed to reimburse certain expenses (other than the Management Fee as defined in Note 4) to the extent those other expenses exceed 0.15% per annum of average net assets through April 30, 2007. During the year ended December 31, 2011 the Master Fund received payment of the outstanding receivable balance as of December 31, 2010 Due from investment manager of $55,334. The receivable occurred principally as a result of a one time accrual required to settle the final payments due to the Master Fund's former administrator.

Income Taxes

The Master Fund is treated as a partnership for Federal income tax purposes and therefore is not subject to Federal income tax. For income tax purposes, each person who has purchased interests in the Master Fund (each a “Member”, together the “Members”) will be treated as a partner of the Master Fund and, as such, will be taxed upon its distributive share of each item of the Master Fund’s income, gain, loss, deductions and credits for each taxable year of the Master Fund ending with or within each Member’s taxable year.

In accordance with GAAP, the Investment Manager is required to determine whether a tax position of the Master Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position.  The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement.  De-recognition of a tax benefit previously recognized could result in the Master Fund recording a tax liability that would reduce net assets.  This policy also provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties and disclosure that is intended to provide better financial statement comparability among different entities.  Based on the Master Fund’s evaluation, the Master Fund has determined the major tax jurisdictions where the Master Fund is organized and where the Master Fund makes investments; however no reserves for uncertain tax positions were required to have been recorded as a result of the evaluation for any of the Master Fund’s open tax years. However, the Investment Manager’s conclusions

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2. Significant Accounting Policies (continued)

Income Taxes (continued)

regarding this policy may be subject to adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof.  No other income tax liability or expense has been recorded in the accompanying financial statements. The Master Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in portfolio maintenance fees, if assessed.  No interest expense or penalties have been assessed or recognized for the year ended December 31, 2011.

The Master Fund files U.S. federal, Pennsylvania and New Jersey state returns.  No income tax returns are currently under examination.  The Master Fund’s U.S. federal and state tax returns remain open for examination for the years ended December 31, 2008 through December 31, 2011.

Due to Prime Broker

The Master Fund maintains a demand deposit account at UMB Bank, N.A. for the purpose of managing contribution and withdrawal cash flows and for paying expenses. Such cash, at times, may exceed federally insured limits. The Master Fund has not experienced any such losses nor does it believe it is exposed to any significant credit risk. At December 31, 2011, the Master Fund owed $1,030,984 to this account and it is included on the Statement of Assets, Liabilities and Members’ Capital as Due to Prime Broker.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Master Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting period. Actual results could differ from these estimates.

3. Allocation of Members’ Capital Account

The Master Fund maintains a separate capital account for each Member that has an opening balance equal to the sum of the net asset value of the total number of Units owned by such Member. Net profits or net losses of the Master Fund for each Allocation Period (as defined below) will be allocated among and credited to or debited against the capital accounts of the Members. Allocation Periods begin on the day after the last day of the preceding Allocation Period and end at the close of business on (1) the last day of each month, (2) the last day of each taxable year, (3) the day preceding each day on which Units are purchased, (4) the day on which Units are repurchased, or (5) the day on which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

4. Management Fee, Related Party Transactions and Other

Pursuant to the Investment Management Agreement, the Investment Manager will be entitled to receive an annual management fee (the “Management Fee”). The base Management Fee is currently equal to 1.50% per annum of the Master Fund’s members’ capital as of the beginning of each month and is subject to a performance adjustment based on the Master Fund’s rolling twelve-month return. If a performance adjustment occurs, the Management Fee will be reduced to 1.00% per annum. For the year ended December 31, 2011, the Master Fund expensed Investment Manager fees totaling $714,121 as disclosed on the Statement of Operations, of which no amount was payable to the Investment Manager at December 31, 2011. Each member of the Board, who is not an “interested person” of the Master Fund, as defined by the Investment Company Act, receives a $2,500 fee for each meeting attended in person and a $500 fee for each meeting attended by telephone. All directors are reimbursed by the Master Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties. In addition, the Master Fund’s Chief Compliance Officer received $85,000 for services rendered in 2011, which is included as a component of Board of Directors’ and officer’s fees in the accompanying Statement of Operations.

5. Other Service Providers

Pinnacle Fund Administration LLC (“Pinnacle”) serves as administrator and accounting agent to the Master Fund. In this capacity, Pinnacle provides certain accounting, record keeping and investor related services. The Master Fund pays a fee based on the percentage of its net assets, subject to a monthly minimum amount. UMB Bank (“UMB”) serves as the Master Fund’s custodian for which UMB is paid a fee based on the market value of the Underlying Funds plus transaction charges.

6. Investment Transactions

Total purchases of Underlying Funds for the year ended December 31, 2011, amounted to $32,000,000. Total proceeds from redemptions of Underlying Funds for the year ended December 31, 2011, amounted to $16,465,867. The cost of investments in Underlying Funds for Federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from the Underlying Funds when known. The Master Fund has not received information from the Underlying Funds as to the amounts of taxable income allocated to the Master Fund as of December 31, 2011.

7. Risk Factors

An investment in the Master Fund involves significant risks that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund intends to invest substantially all of its available capital in securities of unregistered investment companies. These investments will generally be restricted securities that are subject to holding periods and are not traded in public markets at all, so that the Master Fund may not be able to resell some of its securities holdings for extended periods, which may be several years. No guarantee or representation is made that the investment objective will be met.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

8. Investments

The following is a summary of the investment objectives and liquidity provisions of the Underlying Funds and Short-Term Investments.

Akahi Fund II, L.P. seeks to achieve superior risk adjusted returns by employing a fundamental, small cap, long/short equity strategy. The Underlying Fund invests and trades principally in publically-traded equities. With at least 30 days written notice a limited partner may withdraw all or a part of their capital account balance as of the last day of any fiscal quarter that occurs on or after the day preceding the first anniversary of such limited partner’s admission to the partnership. The Master Fund’s first initial investment as well as additional investments are not subject to any lock up.

Bluefin Investors, L.P. seeks to achieve high risk adjusted returns through investing in small and mid-cap equities that have been overlooked by the investment community. The Underlying Fund has no lock-up but has a 3% redemption fee for withdrawals made in the first year. The Underlying Fund allows for quarterly redemptions with 35 days notice. The Master Fund is no longer subject to the redemption fee.

Brightfield Partners, L.P. seeks to achieve superior long-term rates of return primarily through investments in publicly traded U.S. equities in the technology sector. This Underlying Fund allows for quarterly redemptions upon 30 days prior notice, after one year has elapsed since initial investment. The Master Fund is no longer subject to the lock up.

Castine Partners, LP seeks to achieve long-term capital appreciation through investments primarily in publicly traded equity securities of U.S. financial institutions. This Underlying Fund allows for withdrawals semi-annually on June 30 and December 31 upon 45 days prior notice, after two years have elapsed since initial as well as each additional investment. The Master Fund made an additional investment of $500,000 on October 1, 2010 which is locked up until December 31, 2012.

CCI Healthcare Partners, L.P. seeks to maximize investment returns over the short and long terms, while attempting to minimize risk.  The Underlying Fund pursues this objective by generally investing through a “master-feeder” structure in CCI Healthcare Master Fund, Ltd., which, in turn, invests in publicly traded common stocks and other equity securities of U.S. and non-U.S. companies engaged in the healthcare and life science sector (e.g., pharmaceuticals, biotechnology, genomics, medical technology, specialty pharmaceuticals, hospital services and other health services). This Underlying Fund allows for monthly redemptions upon 30 days prior notice, after one year has elapsed since initial as well as additional investments. The fund will charge a 2% redemption fee for withdrawals made in the first year. The Master Fund’s additional investment of $500,000 made on March 1, 2011 is subject to the redemption fee through February 29, 2012.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

8. Investments (continued)

CCI Technology Partners, L.P. seeks to maximize investment returns over the short and long terms, while attempting to minimize risk. This Underlying Fund invests in publicly traded common stocks and other equity related securities of companies engaged in the information technology sector (e.g., communications, computers, consumer electronics, internet, semiconductor and software). This Underlying Fund allows for monthly redemptions upon 30 days prior notice, after one year has elapsed since initial and additional investments and charges a 2% redemption fee for withdrawals made in the first year. The Master Fund’s additional investment of $1,000,000 made on April 1, 2011 is subject to the redemption fee through March 31, 2012. The Master Fund’s additional investment of $1,000,000 made on May 1, 2011 is subject to the redemption fee through April 30, 2012. The Master Fund’s additional investment of $1,000,000 made on June 1, 2011 is subject to the redemption fee through May 31, 2012.

Charter Bridge Capital Partners, LLC seeks to maximize absolute returns through investing both long and short in global common equities, with an emphasis on consumer-related equities. The Fund will generally invest substantially all of its assets through a “master-feeder” structure. This underlying fund allows for quarterly redemptions upon forty-five calendar days’ prior written notice. There is a one year lock up on initial as well as additional investments. The Fund may charge a 4% early withdrawal fee for redemptions made within the first year. The Master Fund’s initial $1,000,000 investment is subject to the early redemption fee until May 31, 2012. The Master Fund’s additional $2,000,000 investment made on July 1, 2011 is subject to the early redemption fee until June 30, 2012. The Master Fund’s additional $1,000,000 investment made on August 1, 2011 is subject to the early redemption fee until July 31, 2012. The Master Fund’s additional $1,000,000 investment made on October 1, 2011 is subject to the early redemption fee until September 31, 2012.

Concourse Capital Partners, L.P. pursues a long-short equity strategy seeking to produce superior absolute returns through investing the portfolio in fundamentally selected securities on both the long and short side. The general partner utilizes a thematic top down global macro approach coupled with fundamental research and analysis at the security level. This Underlying Fund allows for quarterly redemptions with 45 calendar days’ prior written notice. There is a one year lock up on initial as well as additional investments. The Fund may charge a 3% early withdrawal fee for redemptions made within the first year. The Master Fund’s initial $1,000,000 investment made on January 1, 2011 is no longer subject to lock up. The Master Fund’s additional $1,000,000 investment made on March 1, 2011 is subject to the early redemption fee until February 29, 2012. The Master Fund’s additional $500,000 investment made on May 1, 2011 is subject to the early redemption fee until April 30, 2012. The Master Fund’s additional $1,000,000 investment made on July 1, 2011 is subject to the early redemption fee until June 30, 2012. The Master Fund’s additional $1,000,000 investment made on August 1, 2011 is subject to the early redemption fee until July 31, 2012.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

8. Investments (continued)

Cooper Creek Partners LLC seeks to achieve absolute capital appreciation with an emphasis on capital preservation by pursuing a long/short, value-oriented, catalyst driven investment strategy. This Underlying Fund invests in a concentrated portfolio consisting primarily of listed small-capitalization and mid-capitalization equity securities (market capitalization of $500 million to $10 billion) of U.S. issuers, and to a limited extent, issuers in Canada and developed markets in Western Europe. This Underlying Fund allows for quarterly redemptions upon 30 days prior notice, after one year has elapsed since initial investment. There is no lock up on additional investments. The Underlying Fund charges a 3% redemption fee for withdrawals made in the first year. The Master Fund is no longer subject to the redemption fee.

Federated Treasury Obligations Fund is a U.S. open-end money market fund. This short-term investment’s objective is to provide current income consistent with the stability of principal. It invests primarily in a portfolio of short-term U.S. Treasury securities which include repurchase agreements collateralized fully by U.S. Treasury securities and has daily liquidity.

Expo Health Sciences Fund, L.P. seeks to generate superior absolute risk-adjusted returns through the purchase and sale of healthcare and healthcare-related securities. The Underlying Fund invests primarily in securities consisting principally, but not solely, of healthcare-related equity securities that are traded publicly in U.S. and foreign markets. This Underlying Fund allows for quarterly redemptions with 30-days notice after one year has elapsed since the initial as well as any additional investments. The Master Fund’s additional investment of $1,000,000 made on March 1, 2011 is locked up until February 29, 2012.

G2 Investment Partners LP seeks to generate superior risk-adjusted returns by investing primarily in U.S. publicly traded stocks using a bottom-up fundamental analysis approach. The Partnership is primarily a small cap focused fund and will invest, both long and short, primarily in a portfolio of companies in growth industries, largely in companies with market capitalizations of under $2 billion at the time of investment. This Underlying Fund allows for quarterly redemptions with 45-days notice with no lock up provisions.

Lightbox Partners, LP seeks to earn significant risk adjusted returns by investing and trading in securities and other financial instruments consisting primarily of publicly-traded stocks, index futures, options and related instruments. The Underlying Fund will invest all of its investable assets, other than short-term assets awaiting contribution or distribution, through a “master-feeder” fund structure and become a shareholder in Lightbox Master Fund, Ltd. This Underlying Fund allows for quarterly redemptions with 45 days notice after one year has elapsed since the initial as well as additional investments; or the fund will allow for monthly redemptions with 30 days notice and a 1% penalty fee. The Underlying Fund will charge a 3% redemption fee on any investment (initial or additional) that is withdrawn before its one year anniversary. The Master Fund’s additional investment of $500,000 made on March 1, 2011 is subject to the early redemption fee until February 29, 2012.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

8. Investments (continued)

Long Oar Global Partners, LP seeks to employ a fundamental, research-driven stock selection process and will seek to invest in a diversified portfolio, primarily taking long and short positions in publicly traded equity securities across various industries and geographies. The Underlying Fund allows for quarterly redemptions upon 60 days notice. There is a one year lock up on initial as well as additional investments with no early withdrawal fees. The Master Fund’s initial investment of $1,000,000 made on March 1, 2011 is locked up until February 29, 2012. The Master Fund’s additional investment of $500,000 made on May 1, 2011 is locked up until April 30, 2012.

Prince Street Fund LP seeks to achieve capital appreciation through superior investment returns on a long-term compound basis (5-10 years) while minimizing correlation with the U.S. market. This Underlying Fund invests using long and short investment strategies in emerging and frontier markets. The Underlying Fund expects to invest all or substantially all of its assets in, and to hold all or substantially all of its investments indirectly through a “master-feeder” structure and become a shareholder in Prince Street International Ltd. This Underlying Fund allows for quarterly redemptions with 45 days notice after one year has elapsed since the initial investment. The Underlying Fund will charge a 5% redemption fee on any investment (initial or additional) that is withdrawn before its one year anniversary. The Master Fund’s additional investment of $500,000 made on March 1, 2011 is subject to the redemption fee through February 29, 2012.

Rivanna Partners, L.P. is a "bottom-up" long/short U.S. equities fund.  This Underlying Fund focuses on a broad range of industries including technology, industrial products, consumer products and services, energy and natural resources. It invests in publicly traded stocks within the asset class known as small and mid capitalization value ("Small / Mid Cap Value"). The Underlying Fund allows for quarterly redemptions with 45 days notice after one year has elapsed since the initial investment. There is no lock up on additional investments. The Master Fund is no longer subject to the lock up.

Shannon River Partners II LP seeks to achieve capital appreciation through investments in securities. This Underlying Fund seeks to mitigate market exposure and manage risk primarily through value-oriented investing in companies and situations with a focus on technology, media and telecommunications. This Underlying Fund allows for quarterly redemptions with 60 days notice (or 30 days with a 3% fee) after one year has elapsed. There is no lock up on additional investments. The Underlying Fund will charge a 4% redemption fee on the initial investment if withdrawn before its one year anniversary. The Master Fund’s initial investment of $1,000,000 made on July 1, 2011 is subject to the redemption fee until June 30, 2012.

Sonterra Capital Partners, LP seeks to achieve significant risk adjusted returns which are largely uncorrelated with the overall market and not subject to systematic risks. This Underlying Fund intends to accomplish this objective through the use of a hedged strategy which limits the overall net market exposure while also emphasizing the use of shorts primarily for alpha generation. The Underlying Fund invests substantially all of its assets through a “master-feeder” fund structure in Sonterra Capital Master Fund, Ltd. This Underlying Fund allows for monthly redemptions with 30 days notice. There is no lockup on this fund.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

8. Investments (continued)

Tessera QP Fund, L.P. seeks to achieve capital appreciation through investments in securities. This Underlying Fund will utilize a range of investment strategies, including investing in publicly-traded equity securities, both long and short, as well as equity-related securities, including options and exchange traded funds (ETFs). The Underlying Fund’s long equity positions will be comprised primarily of small-cap companies. The Underlying Fund’s investment objective is based on the premise that market inefficiencies result in many smaller-cap stocks trading at significant discounts or premiums to what the general partner believes are their intrinsic values. This Underlying Fund allows for quarterly redemptions with 45 days notice after one year has elapsed since the initial investment. There is no lock up on additional investments. The Underlying Fund will charge a 3% redemption fee on the initial investment if withdrawn before its one year anniversary. The Master Fund is no longer subject to a lock up with this fund.

Tree Capital Equity Fund I, LP seeks to achieve above-average long term capital appreciation through investments primarily in equity securities of Latin American companies. In seeking to achieve this objective, the Investment Manager will employ a research-driven strategy with a top-down macro overlay and bottom-up fundamental analysis. This Underlying Fund allows for monthly redemptions upon sixty days prior written notice. The Underlying Fund may charge a 4% early withdrawal fee for any redemption made within the first year. The Master Fund’s initial $1,000,000 investment made on May 1, 2011 is subject to the early redemption fee until April 30, 2012. The Master Fund’s additional $1,000,000 investment made on July 1, 2011 is subject to the early redemption fee until June 30, 2012. The Master Fund’s additional $1,000,000 investment made on October 1, 2011 is subject to the early redemption fee until September 31, 2012.

9. Redemptions and Repurchase of Units and Distributions

With very limited exceptions, as outlined in the Master Fund’s Private Placement Memorandum, units are not transferable. No Member or other person holding a Unit will have the right to require the Master Fund to redeem that Unit or a portion thereof. There is no public market for the Units, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of the repurchase of Units by the Master Fund.

The Board may, from time to time and in their sole discretion, cause the Master Fund to repurchase Units from Members pursuant to written tenders by Members at such times and on such terms and conditions as established by the Board. In determining whether the Master Fund should offer to repurchase Units, the Board will consider the recommendation of the Investment Manager. The Investment Manager expects that it will generally recommend to the Board that the Master Fund offer to repurchase Units from Members four times each year, effective March 31, June 30, September 30 and December 31, although the Board may determine to authorize fewer repurchase offers.

The Master Fund does not intend to distribute to the Members any of the Master Fund’s income, but intends to reinvest substantially all income and gains allocable to the Members. A Member may therefore be allocated income and gains taxable for Federal, state and local income tax purposes and not receive any cash distribution.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

10. Capital Stock Transactions

Transactions in Units are as follows:

	For the Year ended December 31, 2011	For the Year ended December 31, 2010

Number of Units issued	1,759,747	2,275,133
Number of Units redeemed	(437,510)	(874,088)
Net increase in Units outstanding	1,322,237	1,401,045
Units outstanding, beginning	3,924,576	2,523,531
Units outstanding, end	5,246,813	3,924,576

On December 31, 2011, two members held approximately 84% of the outstanding Units of the Master Fund. These two members are comprised of affiliated feeder funds, which are themselves owned by several shareholders.

11. Guarantees

In the normal course of business, the Master Fund enters into contracts that provide general indemnifications. The Master Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Master Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

12. Subsequent Events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no material events, except as set forth below, which would require disclosure in the Master Fund’s financial statements.

For the period from January 1, 2012 through February 27, 2012, the Members contributed $3,220,000 to the Master Fund, of which $2,085,000 was received prior to December 31, 2011.

ACP Strategic Opportunities Fund II, LLC

Board of Directors (unaudited)

The business of the Master Fund is managed under the direction of the Board of Directors. The identity of the members of the Master Fund’s Board of Directors (each, a “Director”) and brief biographical information for each Director for the past five (5) years is set forth below.

Independent Directors

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five (5) Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee or Nominee
John Connors Age: 69 506 Bay Drive, Vero Beach, FL 32963	Trustee	Term: Indefinite Length: 2002 - present	Portfolio Manager, Guyasuta Investment Advisors (2000-present)	ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.	None.
Robert Andres Age: 73 11 Twin Creek Lane, Berwyn, PA 19312	Trustee	Term: Indefinite Length: 2004 – present	Merion Wealth Partners, LLC CIO & Strategist, (2010-present) Senior Vice President, Chief Investment Strategist, Envestnet/PMC (2008-2010); President, Andres Capital Management (2007-2008)	ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.	None.
James Brinton(1) Age: 57 123 Lancaster Ave., Wayne, PA 19087	Trustee	Term: Indefinite Length: 2007 - present	President, Robert J. McAllister Agency, Inc. (Independent Insurance Broker) (1979-present).	ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.	Quaker Investment Trust (8 series).

(1) James Brinton is President of the Robert J. McAllister Agency which receives compensation from the Master Fund for providing certain insurance brokerage services. The Independent Directors have determined that such compensation, which is less than $5,000 per year, does not disqualify Mr. Brinton as an Independent Director.

ACP Strategic Opportunities Fund II, LLC

Board of Directors (unaudited)

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five (5) Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee or Nominee
Mr. Gary E. Shugrue (2) Age: 57 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	Trustee and Investment Manager	Term: Indefinite Length: 2007- present (Trustee) 2001 – present (Investment Manager)	President & Chief Investment Officer of Ascendant Capital Partners, LP (2001- present);	ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC).	Dundee Wealth Funds; and Quaker Investment Trust (8 series); and Project H.O.M.E. (investment committee member)

(2) Mr. Shugrue is deemed to be an “interested person” due to his position with and ownership in the Investment Manager.

The Statement of Additional Information includes additional information about the Master Fund’s directors and is available, without charge, upon request, by calling collect 610-688-4180.

Audit Committee

The Audit Committee was formed in September 2007 and is composed of Messrs. Brinton, Connors and Andres. Although the Board has not designated an Audit Committee Financial Expert, each member of the Audit Committee has significant financial industry expertise. Messrs. Connors and Andres each have more than forty (40) years experience in the investment and securities industries. Mr. Brinton has served on other investment company boards and has worked in the insurance industry for more than twenty-five (25) years. All three members of the Audit Committee are disinterested persons as defined by the Investment Company Act. The Audit Committee does not believe that adding a specific Financial Expert would materially increase the Committee’s judgment or effectiveness.

ACP Strategic Opportunities Fund II, LLC

Board of Directors (unaudited)

Nominating Committee

The Nominating Committee was formed in September 2007 and is composed of Messrs. Connors, Andres and Brinton. The principal responsibilities of the Nominating Committee are the consideration, recommendation and nomination of candidates to fill vacancies on the Board, if any. The Nominating Committee does not consider nominees recommended by Members. The Nominating Committee meets periodically, as necessary. Prior to the formation of the Nominating Committee in September 2007, the full Board acted as the Nominating Committee.

It is the Nominating Committee’s policy to identify potential nominees based on suggestions from Gary Shugrue, as Investment Manager of the Master Fund and other members of the Board and to evaluate such persons as a committee. In addition, from time to time, the Nominating Committee may determine that it requires a Director with a particular expertise or qualification and will actively recruit such a candidate.

The Nominating Committee reviews and evaluates each candidate’s background, experience and other qualifications as well as the overall composition of the Board, and recommends to the Board for its approval the slate of Directors to be nominated for election at any annual or special meeting of the Members at which Directors are to be elected.

The Nominating Committee considers all applicable legal and regulatory requirements that govern the composition of the Board.

ACP Strategic Opportunities Fund II, LLC

Fund Management (unaudited)

Set forth below is the name, age, position with the Master Fund, term of office and length of time served, and the principal occupation for the last five (5) years of each of the persons currently serving as Executive Officers of the Master Fund. Unless otherwise noted, the business address of each officer is 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Name & Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Gary Shugrue Age: 57	Trustee and Investment Manager	Term: Indefinite Length: 2007-present (Trustee) 2001-present (Investment Manager)	President & Chief Investment Officer of Ascendant Capital Partners, LP. ( 2001- present);
Stephanie Strid Davis Age: 41	Director of Fund Administration and Chief Compliance Officer	Term: Indefinite Length: 2001 – present (Director Fund Administration) 2008-present (Chief Compliance Officer)	Director, Client Service and Fund Operations of Ascendant Capital Partners, LP; (2001-present); Chief Compliance Officer (2008 – present).

ACP Strategic Opportunities Fund II, LLC

Other Information (unaudited)

Proxy Voting Information

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities and the Master Fund’s record of actual proxy votes cast during the most recent 12-month period ended June 30th is available on the SEC’s website at www.sec.gov and may be obtained at no additional charge by calling collect 610-688-4180 or writing to ACP Strategic Opportunities Fund II, LLC, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Availability of Quarterly Portfolio Schedules

The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Master Fund’s Form N-Q is also available from the Master Fund, without charge and upon request, by calling collect 610-688-4180 or writing to ACP Strategic Opportunities Fund II, LLC, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Discussion Concerning Approvals of Investment Management Agreements

At joint Board meeting of the Master Fund and ACP Funds Trust held on December 16, 2011, the Boards, including a majority of the disinterested members, approved the continuation of the Investment Management Agreements for the Master Fund and ACP Funds Trust, on behalf of its ACP Advantage Strategic Opportunities Fund and ACP Institutional Series Strategic Opportunities Fund, with the Investment Manager for another one-year period.

The Boards discussed the nature and quality of the services provided by the Investment Manager including performance information. The Boards reviewed the performance of the Funds against relevant indexes, as well as against many comparable funds with respect to the Master Fund. During the twelve-month period ended September 30, 2011, the Master Fund’s performance was within the range of performance of comparable funds, ranking in the bottom quartile of comparable funds. However, the Master Fund’s performance during the twelve-month period ended October 31, 2011 exceeded that of the Barclay Fund of Funds Index and the HFRX Equity Hedge Index. During this same twelve-month period, ACP Advantage Strategic Opportunities Fund’s and the ACP Institutional Series Strategic Opportunities Fund’s performance exceeded that of the HFRX Equity Hedge Index, but underperformed the Barclay Fund of Funds Index. The Boards noted no personnel changes for the Investment Manager, and no changes in the Investment Manager’s ownership structure. The investment advisory services to be provided to the Funds have not changed. The Boards commented that there were no material compliance matters for the Funds or the Investment Manager during 2011.

ACP Strategic Opportunities Fund II, LLC

Other Information (unaudited)

The Boards next addressed the Investment Manager’s compensation and profitability. The investment Manager explained that an analysis of competing products indicated that its fees were in the middle of the peer group. Also, the Investment Manager was only charging a 1.00% management fee rather than the 1.50% charged in the event performance triggers were met. The Boards noted that the Investment Manager’s Profit and Loss Statement shows a net profit for 2011. The Board also noted that during 2011, the Investment Manager paid in full the remaining portion of an outstanding receivable due to the Funds of $97,864. After including the effect of the payment of the receivable, the Investment Manager experienced a small net loss for 2011 with respect to managing the Funds. The Boards discussed the revenue sharing arrangements with various intermediaries.

The Boards also analyzed any “fall-out” benefits or economies of scale. The investment Manager reminded the Boards that it conducted no activities other than Fund management and did not have any other “fall-out” benefits. The Investment Manager explained that at such low asset levels, the Funds were far from achieving economies of scale, which could only be achieved at asset levels of approximately $500 million.

The Boards did not consider any one factor to be controlling in their decision to approve the continuation of the Investment Management Agreements. The Board concluded that Fund shareholder were likely to continue to benefit from the Investment Manager’s advisory services, under all of the circumstances.

ACP Strategic Opportunities Fund II, LLC

Item 2. Code of Ethics.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics (“Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(d) The registrant, during the period covered by the report, has not granted a waiver, including an implicit waiver, from a provision of the Code of Ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

(e) Not applicable.

(f)(3) The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request should be made by calling the registrant collect at 610-688-4180 or writing to ACP Strategic Opportunities Fund II, LLC, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Board of Directors (the "Board") of the registrant has determined that the Board's audit committee does not have an "audit committee financial expert," as the Securities and Exchange Commission has defined that term. After carefully considering all of the factors involved in the definition of "audit committee financial expert,” the Board determined that none of the members of the audit committee met all five qualifications in the definition, although some members of the audit committees met some of the qualifications. The Board also determined that while the audit committee members have general financial expertise, given the size and activities of the registrant and in light of the nature of the accounting and valuation issues presented over the past several years, it did not appear that the audit committee members lacked any necessary skill to serve on the audit committee.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $38,500 for 2010 and $38,500 for 2011.

ACP Strategic Opportunities Fund II, LLC

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2010 and $0 for 2011.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2010 and $0 for 2011.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2010 and $0 for 2011.
(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee pre-approves all audit and permitted non-audit services the independent auditor provides to the registrant, and all services that the independent auditor provides to the registrant’s investment adviser(s) and advisory affiliates (whether or not directly related to the registrant’s operations and financial reporting); except that (a) services provided to a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser, and (b) de minimis non-audit services, shall not require pre-approval. A non-audit service is de minimis if: (a) the total amount of the non-audit service is not more than 5% percent of the total amount of revenues paid to the auditor by the registrant, its investment adviser, and advisory affiliates that provide ongoing services to the registrant for services otherwise requiring audit committee pre-approval during the fiscal year in which the non-audit service was provided; (b) the registrant did not recognize these services as non-audit services at the time they were provided; and (c) these services are promptly brought to the attention of the registrant and the registrant approves them before the audit is complete.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) Not applicable
(c) Not applicable

ACP Strategic Opportunities Fund II, LLC

(d) Not applicable.
(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2010 and $0 for 2011.
(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

As of December 31, 2011, the portfolio holdings of the non-registered funds in which the registrant primarily invests (the “Underlying Funds”) by reasonable identifiable categories were as follows:

Long/Short Equities	94.9%
Consumer	6.3%
Emerging Markets	4.1%
Event Driven	5.6%
Financial Services	5.0%
Global Equity	2.0%
Global Growth	5.5%
Healthcare	9.2%
Industrial / Energy	6.0%
Latin America	3.9%
Quantitative	5.1%
Small Cap Growth	21.5%
Small / Mid Cap Value	5.2%
Technology	15.5%
Money Market	7.3%
Other Assets and Liabilities	-2.2%

ACP Strategic Opportunities Fund II, LLC

All assets other than cash investments, which represent -2.2% of the registrant’s portfolio, should be considered illiquid investments. In this regard, all Underlying Funds should be considered illiquid investments. These investments represent 94.9% of the registrant’s portfolio. The liquidity provisions of each Underlying Fund are described in the Notes to the Financial Statements for the registrant. The registrant is available only to investors who are “accredited investors” under Regulation D promulgated by the SEC under the Securities Act of 1933, as amended. Each investor must also have a net worth of $1.5 million or more, subject to certain exceptions. Each investor must have such knowledge and experience in financial and business matters that such investor is capable of evaluating the merits and risks of this investment and must be able to bear the economic risks of this investment.

Special situations affecting the calculation of net asset value may arise from time to time. Generally, the registrant, the investment adviser and the administrator will not be able to examine or verify the valuations provided by the Underlying Funds. Absent bad faith or manifest error, the determination of net asset value of the registrant is conclusive and binding on all investors.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policy and Procedures are set forth below:

ASCENDANT CAPITAL PARTNERS, LP

ACP STRATEGIC OPPORTUNITIES FUND II, LLC

ACP FUNDS TRUST

Proxy Voting Policy and Procedures

Ascendant Capital Partners, LP (Ascendant or ACP), acts as a fiduciary in relation to clients and the assets entrusted by them to its management. Where the assets placed in ACP's care include voting securities, and except where the client has expressly reserved to itself the duty to vote proxies, it is ACP's duty as a fiduciary to vote all proxies relating to such voting securities.

Duties with Respect to Proxies:

Ascendant has an obligation to vote all proxies appurtenant to voting securities owned by its client accounts in the best interests of those clients. In voting these proxies, Ascendant may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Ascendant will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by it. Ascendant shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

ACP Strategic Opportunities Fund II, LLC

Because Ascendant primarily invests client assets in funds exempt from registration and regulation under the federal securities laws, and since the interest it acquires in such funds typically is a non-voting limited partner or member interest (except under specified, often unusual circumstances), Ascendant does not expect there to be many (if any) meetings convened at which it is expected to vote shares or other interests held (or controlled) by it for the benefit of its clients.

Nonetheless, where client holdings are voting securities and a meeting of security holders is convened, Ascendant will take the following steps to carry out its fiduciary duties as to the client and its assets:

Ascendant will track shareholder meetings convened by companies whose voting securities are held in its client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Ascendant will rely principally upon research received from, or otherwise delegate all or certain aspects of the proxy voting process to, Institutional Shareholder Services and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended.

To the extent that it relies upon or delegates duties to PVS, Ascendant will periodically review the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. As appropriate, Ascendant will periodically satisfy itself that PVS operates a system reasonably designed to identify all such meetings and to provide ACP with timely notice of the date, time and place of such meetings.

Ascendant will further review the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and will satisfy itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Ascendant's client accounts, Ascendant has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with its preferences. PVS will vote any such shares subject to that direction in strict accordance with all such instructions.

Conflicts of Interest:

Ascendant's stock is not publicly traded, and it is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no ACP affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts. Therefore, it believes that any particular proxy issues involving companies that engage Ascendant, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients.

ACP Strategic Opportunities Fund II, LLC

Nevertheless, in order to avoid even the appearance of a conflict of interest, the officers of Ascendant will determine, by surveying the Firm's employees or otherwise, whether Ascendant, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the firm will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence its decision to provide direction to PVS on a given vote or issue. Further to that end, ACP will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Ascendant client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review. Ascendant will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how Ascendant voted proxies, please contact:

Gary E. Shugrue

c/o Ascendant Capital Partners, LP

150 N. Radnor Chester Rd., Suite C-220

Radnor, PA 19087

610-99688-4180

Recordkeeping:

ACP shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Ascendant that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: This 16th day of December, 2011

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of the date of this report, Gary E. Shugrue is the Founder, President and Chief Investment Officer of Ascendant Capital Partners, LP (“ACP”), the investment manager to the registrant. Mr. Shugrue serves as portfolio manager to the registrant as well as the ACP Funds Trust. He started ACP in August 2001 as a subsidiary of Turner Investment Partners, a $13 billion asset management firm. He brings nineteen years of hedge fund experience and over thirty two years overall investment experience to the firm. From 1988 to 2000 he served as the co-founder and partner of Argos Advisors LLC, an equity hedge fund firm. From 1981 to 1988 he was a Vice President in Institutional Equity Sales with Kidder Peabody, Prudential Securities and Merrill Lynch servicing large institutional clients in the Mid-Atlantic area. From 1977 to 1979 he was an Account Executive with Merrill Lynch. He earned his MBA in Finance from the University of Pennsylvania’s Wharton School in 1981 and his BS in Accounting from Villanova University in 1976.

ACP Strategic Opportunities Fund II, LLC

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Mr. Shugrue is also the portfolio manager for ACP Funds Trust. The portfolios of ACP Funds Trust- ACP Institutional Series Strategic Opportunities Fund and ACP Advantage Series Strategic Opportunities Fund - invest exclusively in the registrant.

Although ACP does not receive an advisory fee based on account performance, ACP’s management fee changes depending on performance of the portfolio (i.e. ACP earns a greater percentage of assets as a management fee as annual performance of the registrant exceeds 6%.)

Name of Portfolio Manager or Team Member	Type of Other Accounts	Total No. of Other Accounts Managed	Total Assets 12/31/11	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Gary E. Shugrue	Registered Investment Companies:	2	$79 million	0	$0
	Other Pooled Investment Vehicles:	0	0	0	$0
	Other Accounts:	0	$0	0	$0

Potential Conflicts of Interests

A potential conflict of interest may arise in that Mr. Shugrue directs the ACP Funds Trust portfolios to invest in the registrant, for which he receives compensation.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

As of December 31, 2011, compensation received by the registrant’s Portfolio Manager is a fixed base salary, with a possible year-end bonus based on the financial performance of the investment adviser. However, Mr. Shugrue, the Portfolio Manager, benefits not because of his bonus but because he is the controlling equity holder in the firm. As such, the value of his equity and his distributions increase if the registrant’s assets increase and the fund performs well, as described above. Other than as described above, the Portfolio Manager does not receive any compensation from the registrant, the registrant’s investment adviser or any other source with respect to management of the registrant and any other accounts included in the response to paragraph (a)(2)(ii) of this Item 8. As assets under management grow, it is the intention of Ascendant Capital Partners, LP to retain and attract talented employees through attractive compensation and growth opportunities.

(a)(4)	Disclosure of Securities Ownership
The table below sets forth beneficial ownership of shares of the registrant by the Portfolio Manager as of December 31, 2011.
Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Gary E. Shugrue	$10,001 - $50,000

ACP Strategic Opportunities Fund II, LLC

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not Applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	ACP Strategic Opportunities Fund II, LLC

By (Signature and Title)*	/s/ Gary E. Shugrue
Gary E. Shugrue, President, Chief Investment Officer and
Chief Financial Officer
(principal executive officer and principal financial officer)

Date	March 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gary E. Shugrue
Gary E. Shugrue, President, Chief Investment Officer and
Chief Financial Officer
(principal executive officer and principal financial officer)

Date	March 1, 2012

* Print the name and title of each signing officer under his or her signature.